TRANSITION SERVICES AGREEMENT

       This TRANSITION SERVICES AGREEMENT (the "Agreement"), dated as of August 31, 2001, is made by and among LABONE, INC., a Missouri corporation ("LabOne") and CHOICEPOINT SERVICES INC., a Georgia corporation ("ChoicePoint").

W I T N E S S E T H:

       WHEREAS, LabOne, ChoicePoint, and ChoicePoint Inc., a Georgia corporation (the "Parent"), have entered into a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated August 31, 2001, pursuant to which LabOne will acquire the stock of Osborn Group, Inc., a Delaware corporation and a wholly owned subsidiary of ChoicePoint (all capitalized words and terms used herein and not otherwise defined shall have the meanings ascribed to them in the Stock Purchase Agreement); and

       WHEREAS, in order to provide for an efficient and orderly transition of ownership and management of the Business, the parties hereto deem it to be appropriate and in the best interests of the parties and have agreed that (1) ChoicePoint will lease certain real and personal property and provide certain transitional services to LabOne on the terms and conditions set forth herein on an interim basis after the date hereof, and (2) LabOne will provide certain transitional services to ChoicePoint on the terms and conditions set forth herein on an interim basis after the date hereof;

       NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Real Property. ChoicePoint shall, subject to the terms and provisions of this Agreement, cause the parcels of real property described on Annex A hereto (the "Real Property") to be leased to LabOne pursuant to a lease in the form of Exhibit A hereto (the "Real Property Lease").

2. Personal Property. ChoicePoint shall, subject to the terms and provisions of this Agreement, sublease the personal property described on Annex B hereto (the "Personal Property") to LabOne pursuant to the same terms and conditions of the leases set forth on Annex B to which ChoicePoint is subject; provided, however, to the extent inconsistencies exist between the terms and conditions of the leases set forth in Annex B and this Agreement, the terms and conditions of this Agreement shall control.

3. Services.

(a) ChoicePoint shall, subject to the terms and provisions of this Agreement, provide to LabOne those services described on Annex C hereto (the "ChoicePoint Services").

(b) LabOne shall, subject to the terms and provisions of this Agreement, provide to ChoicePoint those services described on Annex D hereto (the "LabOne Services") (the ChoicePoint Services and the LabOne Services sometimes being referred to collectively herein as the "Services").

4. Term.

(a) Real Property. Subject to Section 8 hereof, ChoicePoint's obligations to cause the Real Property to be leased to LabOne shall terminate in accordance with the terms of the Real Property Lease.

(b) Personal Property. Subject to Section 8 hereof, ChoicePoint's obligations to lease the Personal Property to LabOne shall terminate on October 31, 2001.

(c) Services. Subject to Section 8 hereof, ChoicePoint's obligations to perform the ChoicePoint Services covered by this Agreement and LabOne's obligations to perform the LabOne Services covered by this Agreement shall terminate on August 31, 2002 (the "Termination Date").

5. Consideration.

(a) Real Property. LabOne shall pay, and ChoicePoint or an affiliate of ChoicePoint shall accept, as consideration for the lease of the Real Property, the fees set forth on Annex C.

(b) Personal Property. LabOne shall pay, and ChoicePoint shall accept, as consideration for the lease of the Personal Property, the fees set forth on Annex B.

(c) Services. LabOne shall pay, and ChoicePoint shall accept, as consideration for the ChoicePoint Services to be rendered hereunder, the fees set forth on Annex C, and ChoicePoint shall pay, and LabOne shall accept, as consideration for the LabOne Services to be rendered hereunder, the fees set forth on Annex D.

(d) Out-of-Pocket Costs and Expenses. LabOne shall reimburse ChoicePoint for all reasonable and necessary out-of-pocket costs and expenses (including, without limitation, postage and other delivery costs, telephone, telecopy and similar expenses, and any third-party software access or consent fees) incurred by ChoicePoint with respect to third parties in connection with the provision of the ChoicePoint Services or paid by ChoicePoint on behalf of LabOne. ChoicePoint shall reimburse LabOne for all reasonable and necessary out-of-pocket costs and expenses (including, without limitation, postage and other delivery costs, telephone, telecopy and similar expenses) incurred by LabOne with respect to third parties in connection with the provision of the LabOne Services or paid by LabOne on behalf of ChoicePoint.

6. Payment Terms.

(a) LabOne shall pay the fees for the lease of the Real Property and the Personal Property in accordance with the terms of the Real Property Lease and as set forth in Annex B.

(b) ChoicePoint shall submit in writing to LabOne, no more than once per month, one or more invoices covering its fees for the ChoicePoint Services rendered, and any out-of-pocket costs and expenses incurred, during such billing period. The invoices shall contain a summary description of the ChoicePoint Services rendered and the method of calculating the invoiced fees. LabOne shall pay such fees, in full, within twenty (20) days after receipt of the invoice to ChoicePoint Health Systems Inc., a subsidiary of ChoicePoint.

(c) LabOne shall submit in writing to ChoicePoint, no more than once per month, one or more invoices covering its fees for the LabOne Services rendered, and any out-of-pocket costs and expenses incurred, during such billing period. The invoices shall contain a summary description of the LabOne Services rendered and the method of calculating the invoiced fees. ChoicePoint shall pay such fees, in full, within twenty (20) days after receipt of the invoice.

(d) Any amount not paid by LabOne when due shall be subject to a late payment fee computed at a rate equal to one percent (1%) per month. LabOne agrees to pay ChoicePoint's reasonable attorneys' fees and other costs incurred in collection of any amount owed to ChoicePoint hereunder and not paid when due. Notwithstanding anything to the contrary contained in this Agreement, in the event LabOne fails to make a payment when due hereunder, and such failure continues for a period of ten (10) days following delivery of notice to LabOne of such failure, ChoicePoint shall have the right to cease provision of ChoicePoint Services to LabOne until such overdue payment (and any applicable late payment fees accrued with respect thereto) is paid in full. Such right of ChoicePoint shall not in any manner limit or prejudice any of ChoicePoint's other rights or remedies in the event of LabOne's failure to make payments when due hereunder, including, without limitation, any rights and remedies pursuant to Section 11.

(e) Any amount not paid by ChoicePoint when due shall be subject to a late payment fee computed at a rate equal to one percent (1%) per month. ChoicePoint agrees to pay LabOne's reasonable attorneys' fees and other costs incurred in collection of any amount owed to LabOne hereunder and not paid when due. Notwithstanding anything to the contrary contained in this Agreement, in the event ChoicePoint fails to make a payment when due hereunder, and such failure continues for a period of ten (10) days following delivery of notice to ChoicePoint of such failure, LabOne shall have the right to cease provision of LabOne Services to ChoicePoint until such overdue payment (and any applicable late payment fees accrued with respect thereto) is paid in full. Such right of LabOne shall not in any manner limit or prejudice any of LabOne's other rights or remedies in the event of ChoicePoint's failure to make payments when due hereunder, including, without limitation, any rights and remedies pursuant to Section 11.

7. Terms for Provision of Services.

(a) Standard of Care. Each of ChoicePoint and LabOne shall provide the Services to LabOne or ChoicePoint, as the case may be, exercising the same degree of care, priority and diligence as historically exercised with respect to the Services prior to the date hereof (the "Standard of Care").

(b) Cooperation

(i) LabOne shall, in a timely manner, take all such actions as may be reasonably necessary or desirable in order to enable or assist ChoicePoint in the provision of the ChoicePoint Services, including, but not limited to, providing necessary information and specific written authorizations and consents, and ChoicePoint shall be relieved of its obligations hereunder to the extent that LabOne's failure to take any such action renders performance by ChoicePoint of such obligations unlawful or impracticable.

(ii) ChoicePoint shall, in a timely manner, take all such actions as may be reasonably necessary or desirable in order to enable or assist LabOne in the provision of the LabOne Services, including, but not limited to, providing necessary information and specific written authorizations and consents, and LabOne shall be relieved of its obligations hereunder to the extent that ChoicePoint's failure to take any such action renders performance by LabOne of such obligations unlawful or impracticable.

(c) Limitation on Services.

(i) ChoicePoint shall not be required to expand its facilities, incur new long-term capital expenses or employ additional personnel in order to provide the ChoicePoint Services to LabOne. Furthermore, ChoicePoint shall not be obligated to provide ChoicePoint Services hereunder that are greater in nature and scope than the ChoicePoint Services historically provided prior to the date hereof, except as may be specifically provided on Annex C hereto.

(ii) LabOne shall not be required to expand its facilities, incur new long-term capital expenses or employ additional personnel in order to provide the LabOne Services to ChoicePoint. Furthermore, LabOne shall not be obligated to provide LabOne Services hereunder that are greater in nature and scope than the LabOne Services historically provided prior to the date hereof, except as may be specifically provided on Annex D hereto.

(d) Personnel.

(i) In providing the ChoicePoint Services, ChoicePoint, as it deems necessary or appropriate in its sole discretion, may (A) use the personnel of LabOne and the Osborn Entities, and (B) employ the services of third parties to the extent such third-party services are reasonably necessary for the efficient performance of any of the ChoicePoint Services.

(ii) In providing the LabOne Services, LabOne, as it deems necessary or appropriate in its sole discretion, may (A) use the personnel of LabOne and the Osborn Entities, and (B) employ the services of third parties to the extent such third-party services are reasonably necessary for the efficient performance of any of the LabOne Services.

(e) Right to Determine Priority.

(i) If there is an unavoidable conflict between the immediate needs of ChoicePoint and those of LabOne as to the use of or access to a particular ChoicePoint Service to be provided by ChoicePoint, ChoicePoint shall have the right, in its sole discretion, to establish reasonable priorities, at particular times and under particular circumstances, as between ChoicePoint and LabOne. In any such situation, ChoicePoint shall provide notice to LabOne of the establishment of such priorities at the earliest practicable time.

(ii) If there is an unavoidable conflict between the immediate needs of LabOne and those of ChoicePoint as to the use of or access to a particular LabOne Service to be provided by LabOne, LabOne shall have the right, in its sole discretion, to establish reasonable priorities, at particular times and under particular circumstances, as between LabOne and ChoicePoint. In any such situation, LabOne shall provide notice to ChoicePoint of the establishment of such priorities at the earliest practicable time.

(f) Third-Party Agreements. ChoicePoint and LabOne recognize that certain technology support license/services described herein are provided by third-party vendors under specific third-party agreements ("Third-Party Agreements"). The parties further recognize that the Third-Party Agreements may have been entered into by either ChoicePoint or LabOne and that the other party receives technology software or services as a result of the Third-Party Agreements. ChoicePoint and LabOne shall use commercially reasonable efforts to cause the third-party vendors to continue to provide the technology software or support to the other under the terms of the Third-Party Agreements in effect as of the Effective Date.

8. Early Termination of Services.

(a) Each party acknowledges that the purpose of this Agreement is for ChoicePoint to lease or cause to be leased the Real Property and the Personal Property and to provide the ChoicePoint Services to LabOne on an interim basis until LabOne can secure its own real property and personal property and perform the ChoicePoint Services for itself. Accordingly, LabOne shall use its commercially reasonable efforts to secure its own real property and personal property and to make or obtain such approvals, permits and licenses, and implement such systems, as shall be necessary for it to provide the ChoicePoint Services for itself as promptly as practicable. At any time, and from time to time, LabOne may, upon at least thirty (30) days prior written notice to ChoicePoint, specify any ChoicePoint Services it no longer requires (a "LabOne Cut-Off Notice"). LabOne shall have no obligation to pay for the ChoicePoint Services specified in the LabOne Cut-Off Notice from and after the effective date of such LabOne Cut-Off Notice. A LabOne Cut-Off Notice shall be irrevocable, and, accordingly, from and after the effective date of a LabOne Cut-Off Notice, ChoicePoint will no longer have any obligation to provide to LabOne the ChoicePoint Services covered by such LabOne Cut-Off Notice.

(b) Each party acknowledges that the purpose of this Agreement is for LabOne to provide the LabOne Services to ChoicePoint on an interim basis until ChoicePoint can perform the LabOne Services for itself. Accordingly, ChoicePoint shall use its commercially reasonable efforts to make or obtain such approvals, permits and licenses, and implement such systems, as shall be necessary for it to provide the LabOne Services for itself as promptly as practicable. At any time, and from time to time, ChoicePoint may, upon at least thirty (30) days prior written notice to LabOne, specify any LabOne Services it no longer requires (a "ChoicePoint Cut-Off Notice"). ChoicePoint shall have no obligation to pay for the LabOne Services specified in the ChoicePoint Cut-Off Notice from and after the effective date of such ChoicePoint Cut-Off Notice. A ChoicePoint Cut-Off Notice shall be irrevocable, and, accordingly, from and after the effective date of a ChoicePoint Cut-Off Notice, LabOne will no longer have any obligation to provide to ChoicePoint the LabOne Services covered by such ChoicePoint Cut-Off Notice.

9. Independent Contractor. Each party shall be an independent contractor in the performance of its obligations hereunder and shall have no authority to bind the other party or its affiliates with respect to third parties.

10. Force Majeure.

(a) ChoicePoint shall not be in default of its obligations hereunder for any delays or failure in performance resulting from any cause or circumstance beyond ChoicePoint's reasonable control as long as ChoicePoint exercises commercially reasonable efforts to perform its obligations in a timely manner. If any such occurrence prevents ChoicePoint from providing any of the ChoicePoint Services, ChoicePoint shall cooperate with LabOne in obtaining, at LabOne's sole expense, an alternative source for the affected ChoicePoint Services, and LabOne shall be released from any payment obligation to ChoicePoint with respect to such ChoicePoint Services during the period of such force majeure.

(b) LabOne shall not be in default of its obligations hereunder for any delays or failure in performance resulting from any cause or circumstance beyond LabOne's reasonable control as long as LabOne exercises commercially reasonable efforts to perform its obligations in a timely manner. If any such occurrence prevents LabOne from providing any of the LabOne Services, LabOne shall cooperate with ChoicePoint in obtaining, at ChoicePoint's sole expense, an alternative source for the affected LabOne Services, and ChoicePoint shall be released from any payment obligation to LabOne with respect to such LabOne Services during the period of such force majeure.

11. Termination.

(a) This Agreement shall terminate on the Termination Date, but may be terminated earlier:

(i) Upon the mutual written agreement of the parties;

(ii) By ChoicePoint for material breach of any of the terms hereof by LabOne if the breach is not cured within ten (10) business days after written notice of breach is delivered to LabOne;

(iii) By LabOne for material breach of any of the terms hereof by ChoicePoint if the breach is not cured within ten (10) business days after written notice of breach is delivered to ChoicePoint; or

(iv) By either ChoicePoint or LabOne forthwith, upon written notice to LabOne or ChoicePoint, as the case may be, if LabOne or ChoicePoint, as the case may be, shall become insolvent or shall make an assignment for the benefit of creditors, or shall be placed in receivership, reorganization, liquidation or bankruptcy.

(b) The termination of this Agreement shall be without prejudice to any rights and obligations of the parties that have vested prior to the effective date of such termination, including without limitation, the right to receive payment for Services provided prior to termination.

12. Limitation of Liability; Indemnification.

(a) Limitation on Liability with Respect to ChoicePoint. ChoicePoint shall have no liability to LabOne or any third party in connection with the provision of the ChoicePoint Services except to the extent such ChoicePoint Services were provided in breach of ChoicePoint's Standard of Care set forth in Section 7(a) above and, in such a case, only to the extent of the following:

(i) A dollar amount limited to the amount of insurance proceeds paid to ChoicePoint therefor from a third-party insurance company, if any; and

(ii) At the option of LabOne, ChoicePoint shall either:

(A) Perform again the particular ChoicePoint Service performed in breach of the Standard of Care at no cost to LabOne; or

(B) Give LabOne a refund of the portion of the ChoicePoint Service fees attributable to the cost of performance of the ChoicePoint Service provided in breach of the Standard of Care.

In no event shall ChoicePoint be liable in connection with its provision of the ChoicePoint Services for any indirect, special or consequential damages, including any fines or penalties payable by LabOne to any government authority, or for any loss of profits or other economic damages.

(b) Limitation on Liability with Respect to LabOne. LabOne shall have no liability to ChoicePoint or any third party in connection with the provision of the LabOne Services except to the extent such LabOne Services were provided in breach of LabOne's Standard of Care set forth in Section 7(a) above and, in such a case, only to the extent of the following:

(i) A dollar amount limited to the amount of insurance proceeds paid to LabOne therefor from a third-party insurance company, if any; and

(ii) At the option of ChoicePoint, LabOne shall either:

(A) Perform again the particular LabOne Service performed in breach of the Standard of Care at no cost to ChoicePoint; or

(B) Give ChoicePoint a refund of the portion of the LabOne Service fees attributable to the cost of performance of the LabOne Service provided in breach of the Standard of Care.

In no event shall LabOne be liable in connection with its provision of the LabOne Services for any indirect, special or consequential damages, including any fines or penalties payable by ChoicePoint to any government authority, or for any loss of profits or other economic damages.

(c) Indemnification by LabOne. LabOne hereby agrees to indemnify and hold ChoicePoint and its affiliates, officers, directors, agents and employees (collectively, the "ChoicePoint Indemnitees") harmless from and against any and all liabilities, losses, damages, expenses, fines and penalties of any kind, including reasonable attorneys' fees and disbursements, incurred by the ChoicePoint Indemnitees either:

(i) As the result of any claim made against the ChoicePoint Indemnitees by any third party arising out of ChoicePoint's provision of the ChoicePoint Services (except to the extent, and only to the extent, of ChoicePoint's liability to LabOne for the respective ChoicePoint Service as provided in Section 12(a) above); and/or

(ii) Arising out of LabOne's negligence or malfeasance in connection with its use of the ChoicePoint Services.

(d) Indemnification by ChoicePoint. ChoicePoint hereby agrees to indemnify and hold LabOne and its affiliates, officers, directors, agents and employees (collectively, the "LabOne Indemnitees") harmless from and against any and all liabilities, losses, damages, expenses, fines and penalties of any kind, including reasonable attorneys' fees and disbursements, incurred by the LabOne Indemnitees either:

(i) As the result of any claim made against the LabOne Indemnitees by any third party arising out of LabOne's provision of the LabOne Services (except to the extent, and only to the extent, of LabOne's liability to ChoicePoint for the respective LabOne Service as provided in Section 12(b) above); and/or

(ii) Arising out of ChoicePoint's negligence or malfeasance in connection with its use of the LabOne Services.

(e) Survival. The parties' obligations under this Section 12 shall survive the termination of this Agreement.

13.   Binding Effect; Assignment. This Agreement shall be binding upon, and inure to the benefit of, the parties and their respective successors and permitted assigns in accordance with this Section 13. No assignment of this Agreement or of any rights or obligations hereunder may be made by either party (by operation of law or otherwise) without the prior written consent of the other party. Any attempted assignment without the required consent shall be void.

14. Notices and Invoices. All notices and other communications (other than invoices) required or permitted to be given or delivered hereunder shall be given in accordance with the notice provisions of the Asset Purchase Agreement. Invoices shall be sent by first-class mail or hand delivery to:

To the ChoicePoint Entities:

ChoicePoint Services Inc.
1000 Alderman Drive
Alpharetta, Georgia 30005
Attention:J. Michael de Janes, Esq.
Telephone:(770) 752-5745
Telecopy:(770) 752-5939

To LabOne:
10101 Renner Boulevard
Lenexa, Kansas 66219
Attention: Joseph C. Benage, Esq.
Telephone:(913) 888-1770
Telecopy: (913) 859-6832

15. Governing Law; Amendment. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without reference to Delaware's choice of law rules. This Agreement may not be amended, modified or supplemented except by written agreement of ChoicePoint and LabOne. No provision of this Agreement shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority or by any board of arbitrators by reason of such party or its counsel having or being deemed to have structured or drafted such provision.

16. Dispute Resolution. Any dispute arising out of or related to the performance, breach or interpretation of this Agreement shall be arbitrated in accordance with the provisions of Section 11.12 of the Stock Purchase Agreement.

17. Confidentiality. Each party shall keep confidential the annexes and exhibits to this Agreement and all information received from the other party regarding the Services, including any information received with respect to ChoicePoint or LabOne, and to use such information only for the purposes set forth in this Agreement unless otherwise agreed to in writing by the party from which such information was received. In the event a party is required by any court or legislative or administrative body (by oral questions, interrogatories, requests for information or documents, subpoena, civil investigation demand or similar process) to disclose any confidential information provided pursuant to this Agreement, the party shall provide the other party with prompt notice of such requirement in order to afford the other party an opportunity to seek an appropriate protective order or other remedy. However, if the other party is unable to obtain or does not seek such protective order and the party required to disclose the confidential information is, in the opinion of its counsel, legally compelled to disclose such confidential information, disclosure of such information may be made without liability under this Agreement. The covenants in this Section 17 shall survive any termination of this Agreement indefinitely with respect to information qualifying as a trade secret under applicable law and for a period of three (3) years from the date such termination becomes effective with respect to all other information.

18. Counterparts. This Agreement may be executed in counterparts each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

19. Headings. The heading references herein are for convenience purposes only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

20. Provisions Unaffected. Nothing contained in this Agreement shall affect the rights and obligations of ChoicePoint, the Parent and LabOne pursuant to the Stock Purchase Agreement.

IN WITNESS WHEREOF, the parties hereto have entered into this Transition Services Agreement as of the date set forth above.

CHOICEPOINT SERVICES INC.

By: /s/ J. Michael de Janes

Name: J. Michael de Janes
Title: General Counsel and Secretary

LABONE, INC.

By: /s/ W. Thomas Grant, II

Name: W. Thomas Grant, II
Title: President